Income taxes - Narrative (Details) $ in Thousands	Dec. 31, 2024 USD ($)
Major components of tax expense (income) [abstract]
Unrecognized deferred tax assets	$ 287
Unrecognized deferred tax assets, net operating loss carryforward	3,450
Unrecognized deferred tax assets, tax credit carryforward	11,597
Unrecognized deferred tax assets, investment in subsidiaries	2,695
Unrecognized deferred tax liabilities, investment in subsidiaries	$ 33,051